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                                                                    Exhibit 20.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-6




Section 7.3 Indenture                        Distribution Date:       8/16/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,352,960.00
            Class B Note Interest Requirement                       138,880.00
            Class C Note Interest Requirement                       238,080.00
                      Total                                       1,729,920.00

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.34222
            Class B Note Interest Requirement                          1.65333
            Class C Note Interest Requirement                          2.20444

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,008,000,000
            Class B Note Principal Balance                          84,000,000
            Class C Note Principal Balance                         108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                                  By:
                                                             -------------------

                                                  Name:      Patricia M. Garvey
                                                  Title:     Vice President